Table of Contents

USAA Family of Funds                          1
Message from the President                    2
Investment Review                             4
Message from the Manager                      5
Financial Information:
     Distributions to Shareholders            7
     Independent Auditors' Report             8
     Statement of Assets and Liabilities      9
     Portfolio of Investments in Securities  10
     Notes to Portfolio of Investments       15
     Statement of Operations                 16
     Statements of Changes in Net Assets     17
     Notes to Financial Statements           18

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth & Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.




USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 29 funds by investment objective as of June 30, 1995. If you're interested in more information, please call us at 1-800-531-1087 for a prospectus. Please read the prospectus carefully before investing.


                                               Average Annual Total Return**
   Investment          Inception                                      Since      7-Day    30-Day***
   Objective              Date        1 yr      5 yrs     10 yrs    Inception    Simple     SEC

Capital Appreciation
Aggressive Growth      10/19/81      39.72      11.12      9.78          -         -         -
Emerging Markets        11/7/94        -          -         -         (.50 )       -         -
Gold                    8/15/84       6.88       4.66      2.86          -         -         -
Growth                   4/5/71      26.34      12.37     11.75          -         -         -
Growth & Income          6/1/93      21.19        -         -        10.49         -         -
International           7/11/88       4.23       7.89       -         9.33         -         -
World Growth            10/1/92       7.88        -         -        11.71         -         -

Asset Allocation
Growth and Tax
         Strategy****   1/11/89      11.09       8.59       -         8.93         -         4.06
Cornerstone
         Strategy****   8/15/84       9.25       9.24     12.00          -         -         -

Income - Taxable
GNMA                     2/1/91      11.00        -         -         8.08         -         6.79
Income                   3/4/74      15.07      10.00     10.04          -         -         6.87
Income Stock             5/4/87      19.52      12.26       -        11.44         -         -
Short-Term Bond          6/1/93       8.40        -         -         4.83         -         6.77

Income - Tax Exempt
Long-Term               3/19/82       7.28       7.66      8.60          -         -         5.79
Interediate-Term        3/19/82       7.60       7.71      7.82          -         -         5.22
Short-Term              3/19/82       5.23       5.52      5.76          -         -         4.36
California Bond*         8/1/89       8.96       7.66       -         7.23         -         5.79
Florida Tax-Free Income*10/1/93       7.82        -         -          .09         -         5.71
New York Bond*         10/15/90       7.36        -         -         8.65         -         5.60
Texas Tax-Free Income*   8/1/94          -        -         -         8.40         -         5.63
Virginia Bond*         10/15/90       8.79        -         -         8.31         -         5.78

Money Market
Money Market             2/2/81       5.33       4.76      6.06          -        5.75       -
Tax Exempt Money Market  2/6/84       3.34       3.57      4.45          -        3.82       -
Treasury Money Market
               Trust     2/1/91       5.06        -         -         4.01        5.69       -
California Money Market* 8/1/89       3.31       3.36       -         3.71        3.74       -
Florida Tax-Free Money
               Market*  10/1/93       3.23        -         -         2.72        3.74       -
New York Money Market* 10/15/90       3.15        -         -         2.98        3.69       -
Texas Tax-Free Money
               Market*   8/1/94         -         -         -         3.06        3.72       -
Virginia Money Market* 10/15/90       3.25        -         -         3.18        3.61       -


* Shares of the state funds are authorized for sale only to residents of the states listed above.

** Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will maintain a stable net asset value of $1 per share.

Some tax-exempt income may be subject to state or local taxes or the federal alternative minimum tax.

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

*** Calculated as prescribed by the Securities and Exchange Commission.

**** Formerly known as Balanced Portfolio Fund and Cornerstone Fund, respectively.



Message from the President

" . . .  I did decide to practice one
thing I have preached for many years."

Most of these messages look back at events. This one looks forward.

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."

"Secure" may be an exaggeration, but I did decide to practice one thing
I have preached for many years. I told Alexandra to get the little fellow a social security number, and as soon as she furnished that to me (well, almost as soon), I opened an InveStart((registered trademark)) account for Karl Joseph. This account, in the USAA Income Stock Fund, was opened for $100, and will have $50 per month added to it by an electronic funds transfer from my checking account.

InveStart is a program that we have offered for many years. For now it is available for use with the Income Stock Fund, Cornerstone Strategy Fund and Money Market Fund.(1) That lineup will soon expand. We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.

The effect for Karl Joseph can be quite powerful. It is well documented that the stock market, as measured by the S&P 500 stock index, has produced a total return of 10% for the last 18 years ended July 31, 1995 (Source: Lipper Analytical Services, Inc.).(2)

The chart on the next page shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. It is for illustrative purposes only and should not be considered an indication of fund performance by any of the USAA Family of Funds.

[Photograph of Michael J. C. Roth, President and Chairman of the Board appears here]

A systematic plan like this doesn't assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of low and high price levels.

[A graph is shown here which shows the growth of an account with a $100 initial investment and $50 subsequent monthly investments for 18 years at an 8% return - a hypothetical figure based upon and more conservative than historical results. The horizontal axis shows the years, and the vertical axis shows the dollar amount. The beginning value is $100 and the ending value is $24,209.]

In 18 years, college will cost more than it does now. This sum today would go a long way toward an education in an in-state public university. In 18 years it will not buy as much education as it does today, but it will be quite meaningful. If we add to the cash flow on birthdays, or if other relatives kick in, it will be even more meaningful. And it is relatively painless.

I promise to keep you posted on the progress of Karl Joseph's education fund. This is not theoretical; it is real.

Sincerely,

Michael Joseph Carl Roth
President and
Vice Chairman of the Board

(1)An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable net asset value of $1 per share. Please read the prospectus carefully before you invest or send money.

(2)Past performance is no guarantee of future results.
Hypothetical Illustration:


Growth & Income Fund

OBJECTIVE: Capital growth and current income.

Types of Investments: Primarily dividend-paying common stocks.

                                              7/31/95
Net Assets                                 $208.5 Million
Net Asset Value Per Share                     $12.07

Average Annual Total Return as of 7/31/95

1 Year                                         20.30%
Since inception on June 1, 1993                11.64%

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 6/1/93 to 7/31/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: S&P 500 Index - $13,244 and the USAA Growth & Income Fund - $12,711.]


The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



Message from the Manager

[Photograph of R. David Ullom, Portfolio Manager, appears here]

Fund Performance

The USAA Growth & Income Fund's fiscal year-end performance as of
July 31, 1995, shown on the preceding page and below, has improved considerably since the July 31, 1994 annual report and the latest semiannual report.* During they we continued to adhere to our value-oriented investment philosophy, which places emphasis on selecting securities based on earnings, cash flow, dividends, asset values and our assessment of a company's management. We do not base investment selections on economic forecasts or market outlooks.
Instead, we place importance on being a patient investor and viewing the investment process over an extended period of time.

What Helped

Investments in aerospace/defense, healthcare, foods, and tobacco had the most significant influence on the Fund's performance since all of these areas boasted above-average appreciation. More specifically, the Fund's investment weighting in aerospace (Boeing, Rockwell and B.F. Goodrich) and healthcare (SmithKline Beecham, Merck and American Home Products) provided superior returns. Various investments in technology-oriented companies such as National Semiconductor and First Financial Management also contributed to the performance.

What Hindered

Detracting from the Fund's performance in the first half of the fiscal year were our investments in various companies providing intermediate goods and services (chemicals, machinery, energy and paper & forest products). Also impeding performance were investments in consumer cyclicals, primarily automobiles.

*Average Annual Total Return

              7/31/94   1/31/95   7/31/95
              -------   -------   -------
1 year         6.40%     -1.04%    20.30%

Since
inception
(6/1/93)       4.80%      4.42%    11.64%

Past performance is no guarantee of future results.


Outlook

As discussed, our investment philosophy is value-oriented and not predicated on a forecast for the U.S. economy or stock markets. Therefore, we will continue to invest in securities that meet our value criteria. More specifically, we will continue to invest in select cyclical industries such as chemicals, paper & forest products, and railroads.

Percentages of the net assets in the portfolio of the investments referenced in the Message from the Manager are as follows: aerospace/defense 7.1%; healthcare-related 6.0% (includes healthcare-diversified and drugs); foods 2.7%; tobacco 4.4%; Boeing 3.2%; Rockwell 1.5%; B.F. Goodrich 2.3%; SmithKline Beecham 1.8%; Merck 1.2%; American Home Products 1.5%; National Semiconductor 1.6%; First Financial Management 1.3%; chemicals 5.8%; machinery 1.4%; oil-related 7.6% (includes oil-domestic, oil-exploration and production, oil-international, oil well equipment & service); paper & forest products 4.1%; automobiles 2.2%, and railroads 1.4%.

See page 10 for a complete listing of the Portfolio of Investments in Securities.

[A pie chart is shown here depicting the Portfolio Investment Diversification as of July 31, 1995 of the USAA Growth & Income Fund to be: Intermediate Goods & Services - 28.6%, Consumer Staples - 18.6%, Capital Goods - 13.3%, Consumer Cyclicals - 13.0%, and Credit Sensitive - 27.2%]

Top 10 Holdings
(% of Net Assets)

Boeing Co.               3.2
B.F. Goodrich            2.3
Xerox                    2.3
Ball Corp.               2.1
Occidental Petroleum     1.9
SmithKline Beecham Adr   1.8
Dow Chemical             1.7
WMX Technologies         1.7
AT&T                     1.7
Universal Corp.          1.6


Top 10 Industries
(% of Net Assets)

Telephones                7.1
Aerospace/Defense         7.1
Chemicals                 5.8
Tobacco                   4.4
Paper & Forest Products   4.1
Real Estate Invest Trusts 3.4
Oil - Domestic            3.1
Drugs                     3.0
Healthcare - Diversified  3.0
Retail stores - Specialty 3.0


Distributions to Shareholders

USAA Growth & Income Fund completed its fiscal year on July 31, 1995.
As required by Federal Law (Internal Revenue Code of 1986, as amended, and the Regulations thereunder), the following sets forth per share data concerning the portions of the dividend distributions which represent domestic dividend income qualifying for the dividends received deduction, and short-term and long-term capital gains for the year ended July 31, 1995.

The per share data on this schedule reflects distributions related to earnings for the fiscal year ended July 31, 1995. The per share data on this table may not agree with other disclosures concerning distributions which occurred during the fiscal year.

     Dividend income -
          domestic (qualifying)         $    .2300
     Short-term capital gain -
          (treated as ordinary income)       .0400
     Long-term capital gain                  .1626
                                        ----------

TOTAL DISTRIBUTIONS                     $    .4326
                                        ==========

Independent Auditors' Report

The Shareholders and Board of Directors
USAA Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Growth & Income Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the related statement of operations for the year ended July 31, 1995, the statements of changes in net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information presented in note 6 to the financial statements for each of the periods in the three-year period ended July 31, 1995. These financial statements and the financial highlights information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Growth & Income Fund of USAA Mutual Fund, Inc. as of July 31, 1995, the results of its operations for the year ended July 31, 1995, the changes in its net assets for the year ended July 31, 1995 and the ten-month period ended July 31, 1994, and the financial highlights information for each of the periods in the three-year period ended July 31, 1995, in conformity with generally accepted accounting principles.


                                   KPMG PEAT MARWICK LLP

San Antonio, Texas
September 5, 1995


Growth & Income Fund
Statement of Assets and Liabilities
(In Thousands)

July 31, 1995


Assets
     Investments in securities, at market value
             (identified cost of $181,811)                $    210,000
     Cash                                                          277
     Receivables:
          Capital shares sold                                      299
          Dividends                                                308
                                                          ------------
               Total assets                                    210,884
                                                          ------------
Liabilities
     Securities purchased                                        2,019
     Capital shares redeemed                                       165
     USAA Investment Management Company                            104
     USAA Transfer Agency Company                                   43
     Accounts payable and accrued expenses                          63
                                                          ------------
         Total liabilities                                       2,394
                                                          ------------
            Net assets applicable to capital
                                shares outstanding        $    208,490
                                                          ============
Represented by:
     Paid-in capital                                      $    178,473
     Accumulated undistributed net investment income               236
     Accumulated net realized gain on investments                1,592
     Net unrealized appreciation of investments                 28,189
                                                          ------------
                    Net assets applicable to capital
                               shares outstanding         $    208,490
                                                          ============
     Capital shares outstanding                                 17,271
                                                          ============
     Net asset value, redemption price, and offering
                                   price per share        $      12.07
                                                          ============
See accompanying notes to financial statements.

Growth & Income Fund
Portfolio of Investments in Securities

July 31, 1995


                                                                Market
  Number                                                        Value
of Shares                         Security                      (000)
---------                         --------                      -----
                      Common Stock (95.1%)

                  Aerospace/Defense (7.1%)
    90,000        B.F. Goodrich Co.                             $   4,882
   101,000        Boeing Co.                                        6,767
    68,000        Rockwell International Corp.                      3,103
                                                                ---------
                                                                   14,752
                                                                ---------
                  Aluminum (1.6%)
    60,000        Aluminum Co. of America                           3,413
                                                                ---------

                  Automobiles (2.2%)
    34,000        Chrysler Corp.                                    1,657
   104,000        Ford Motor Co.                                    3,003
                                                                ---------
                                                                    4,660
                                                                ---------
                  Bank Holding Companies - Money Center (1.4%)
    46,000        Bakers Trust New York Corp.                       2,967
                                                                ---------

                  Bank Holding Companies - Other Major (1.4%)
    54,000        BankAmerica Corp.                                 2,916
                                                                ---------
                  Beverages - Soft Drink (1.3%)
    59,000        PepsiCo, Inc.                                     2,766
                                                                ---------
                  Brokerage Firms (1.5%)
    62,000        Dean Witter, Discover & Co.                       3,131
                                                                ---------
                  Chemicals (5.8%)
    85,000        Avery Dennison Corp.                              3,411
    49,000        Dow Chemical Co.                                  3,632
    40,900        Olin Corp.                                        2,367
    75,000        Union Carbide Corp.                               2,606
                                                                ---------
                                                                   12,016
                                                                ---------
                  Chemicals - Specialty (1.3%)
    85,000        Morton International, Inc.                        2,700
                                                                ---------


                  Computer Software & Service (2.3%)
    30,000        First Financial Management Corp.              $   2,625
   120,000        Novell, Inc.*                                     2,175
                                                                ---------
                                                                    4,800
                                                                ---------

                  Containers - Metals & Glass (2.1)%
   116,000        Ball Corp.                                        4,292
                                                                ---------

                  Drugs (3.0%)
    50,000        Merck & Co., Inc.                                 2,581
    84,000        SmithKline Beecham plc ADR Units                  3,780
                                                                ---------
                                                                    6,361
                                                                ---------
                  Electric Power (2.3%)
    77,000        CINergy Corp.                                     2,002
    63,000        Houston Industries, Inc.                          2,756
                                                                ---------
                                                                    4,758
                                                                ---------
                  Engineering & Construction (0.3%)
    85,000        Morrison Knudsen Corp.                              659
                                                                ---------
                  Entertainment (1.4%)
    66,000        Time Warner, Inc.                                 2,830
                                                                ---------
                  Foods (2.7%)
    90,000        Dean Foods Co.                                    2,542
    56,000        Ralston-Talston Purina Group                      2,996
                                                                ---------
                                                                    5,538
                                                                ---------
                  Healthcare - Diversified (3.0%)
    40,000        American Home Products Corp.                      3,160
    44,000        Johnson & Johnson                                 3,157
                                                                ---------
                                                                    6,317
                                                                ---------
                  Homebuilding (1.3%)
   100,000        Centex Corp.                                      2,800
                                                                ---------

                  Household Products (1.3%)
    40,000        Procter & Gamble Co.                              2,755
                                                                ---------
                  Insurance - Multi/Line Companies (1.3%)
    43,100        Aetna Life & Casualty Co.                         2,667
                                                                ---------

                  Insurance - Property/Casualty (2.7%)
    40,789        Allstate Corp.                                    1,275
    36,750        Americal International Group, Inc.                2,756
    62,000        PartnerRe Holdings Ltd.                           1,565
                                                                ---------
                                                                    5,596
                                                                ---------
                  Leisure Time (1.2%)
   122,800        Brunswick Corp.                                   2,471
                                                                ---------
                  Machinery - Diversified (1.4%)
   156,000        BW/IP, Inc.                                       2,964
                                                                ---------
                  Manufacturing - Diversified Industries (1.3%)
    90,000        Hillenbrand Industries, Inc.                      2,678
                                                                ---------
                  Medical Products & Supplies (1.6%)
   104,000        C.R. Bard, Inc.                                   3,276
                                                                ---------
                  Metals - Miscellaneous (1.6%)
   100,000        Inco Ltd.                                         3,388
                                                                ---------
                  Natural Gas Distribution - Pipelines (2.1%)
    84,000        NICOR, Inc.                                       2,132
    77,000        Sonat, Inc.                                       2,310
                                                                ---------
                                                                    4,442
                                                                ---------

                  Office Equipment & Supplies (2.3%)
    40,000        Xerox Corp.                                       4,765
                                                                ---------
                  Oil - Domestic (3.1%)
   177,000        Occidental Petroleum Corp.                        3,982
    88,000        Unocal Corp.                                      2,475
                                                                ---------
                                                                    6,457
                                                                ---------
                   Oil - Exploration & Production (1.5%)
   112,000         Apache Corp.                                     3,066
                                                                ---------
                   Oil - International (1.4%)
    39,000         Exxon Corp.                                      2,828
                                                                ---------
                   Oil Well Equipment & Service (1.6%)
    82,000         Halliburton Co.                                  3,331
                                                                ---------
                   Paper & Forest Products (4.1%)
   205,000         Fort Howard Corp.*                               2,973
   180,000         Jefferson Smurfit Corp.*                         2,666
    64,000         Weyerhaeuser Co.                                 2,992
                                                                ---------
                                                                    8,631
                                                                ---------

                   Pollution Control (1.7%)
   116,000         WMX Technologies, Inc.                           3,625
                                                                ---------
                   Railroads (1.4%)
    40,000         Norfolk Southern Corp.                           2,905
                                                                ---------
                   Real Estate Investment Trusts (3.4%)
   105,000         Developers Diversified Realty Corp.              3,189
    46,000         Equity Residential Properties Trust              1,357
   153,000         Storage Equities, Inc.                           2,620
                                                                ---------
                                                                    7,166
                                                                ---------
                   Retail Stores - Department Stores (1.5%)
    73,000         May Department Stores Co.                        3,166
                                                                ---------
                   Retail Stores - General Merchandising (2.1%)
    60,000         J.C.Penney Company Inc.                          2,902
    44,000         Sears, Roebuck & Co.                             1,436
                                                                ---------
                                                                    4,338
                                                                ---------
                   Retail Stores - Specialty (3.0%)
   144,000         OfficeMax, Inc.*                                 3,240
   185,000         Phillips-Van Heusen Corp.                        2,914
                                                                ---------
                                                                    6,154
                                                                ---------
                   Telephones (7.1%)
    66,000         American Telephone & Telegraph Co.               3,481
   131,000         COMSAT Corp.                                     3,029
    83,000         GTE Corp.                                        2,947
    53,000         NYNEX Corp.                                      2,186
    95,000         Sprint Corp.                                     3,254
                                                                ---------
                                                                   14,897
                                                                ---------
                   Tobacco (4.4%)
    38,000         Philip Morris Companies, Inc.                    2,722
   106,000         RJR Nabisco Holdings Corp.                       2,928
   160,000         Universal Corp.                                  3,440
                                                                ---------
                                                                    9,090
                                                                ---------
                   Total common stocks (cost: $171,080)           198,332
                                                                ---------

                           Preferred Stocks (1.6%)

    33,000         National Semiconductor Corp. depositary
                   shares, $3.25 convertible (cost: $2,297)         3,234
                                                                ---------

                           Short-Term (4.0%)

    Principal
      Amount                                  Coupon
      (000)                                    Rate     Maturity
      -----                                    ----     --------
                 Commerical Paper
   $4,214        General Motors Acceptance
                           Corp.               5.95%     8/01/95   4,215
    4,220        Prudential Funding Corp.      5.75      8/02/95   4,219
                                                                --------
                 Total short-term (cost: $8,434)                   8,434
                                                                --------
                 Total investments (cost: $181,811)             $210,000
                                                                ========

------------
*Non-income producing.


Growth & Income Fund
Notes to Portfolio of Investments

July 31, 1995

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


See accompanying notes to financial statements.

Growth & Income Fund
Statement of Operations
(In Thousands)

Year ended July 31, 1995


Net investment income:
     Income:
          Dividends                                        $    4,792
          Interest                                                439
                                                           ----------
               Total income                                     5,231
                                                           ----------
     Expenses:
          Management fee                                          977
          Transfer agent's fees                                   412
          Custodian's fees                                         73
          Postage                                                  60
          Shareholder reporting fees                               22
          Directors' fees                                           3
          Registration fees                                        47
          Audit fees                                               32
          Legal fees                                                5
          Other                                                     8
                                                           ----------
               Total expenses                                   1,639
                                                           ----------
                    Net investment income                       3,592
                                                           ----------
Net realized and unrealized gain on investments:
     Net realized gain                                          3,109
     Change in net unrealized appreciation/depreciation        25,689
                                                           ----------
                    Net realized and unrealized gain           28,798
                                                           ----------
Increase in net assets resulting from operations           $   32,390
                                                           ==========
See accompanying notes to financial statements.

Growth & Income Fund
Statements of Changes in Net Assets
(In Thousands)

Year ended July 31, 1995
and Ten-month period ended July 31, 1994

                                                    1995                 1994
                                                    ----                 ----

From operations:
     Net investment income                      $    3,592          $    1,766
     Net realized gain on investments                3,109                 191
     Change in net unrealized appreciation
          /depreciation of investments              25,689               1,093
                                                ----------          ----------

       Increase in net assets resulting from
                                operations          32,390               3,050
                                                ----------          ----------

Distributions to shareholders from:
     Net investment income                          (3,472)             (1,884)
                                                ----------          ----------

     Net realized gains                             (1,568)               (159)
                                                ----------          ----------

From capital share transactions:
     Shares sold                                    75,855              86,539
     Shares issued for dividends reinvested          4,882               1,959
     Shares redeemed                               (34,219)            (24,489)
                                                ----------          ----------

        Increase in net assets from capital
                           share transactions       46,518              64,009
                                                ----------          ----------

Net increase in net assets                          73,868              65,016
Net assets:
     Beginning of period                           134,622              69,606
                                                ----------          ----------

     End of period                              $  208,490          $  134,622
                                                ==========          ==========

Undistributed net investment income included in net assets:
     Beginning of period                        $      116          $      234
                                                ==========          ==========

     End of period                              $      236          $      116
                                                ==========          ==========


Change in shares outstanding:
     Shares sold                                     6,987               8,398
     Shares issued for dividends reinvested            461                 193
     Shares redeemed                                (3,176)             (2,397)
                                                ----------          ----------

          Increase in shares outstanding             4,272               6,194
                                                ==========          ==========

Authorized shares of $.01 par value                 25,000              25,000
                                                ==========          ==========


See accompanying notes to financial statements.


Growth & Income Fund

Notes to Financial Statements
(In Thousands)

July 31, 1995


(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this annual report pertains only to the Growth & Income Fund (the Fund).

On November 8, 1993, the Board of Directors of the Company voted to change the Fund's fiscal year end from September 30 to July 31. The financial information for the ten-month period ended July 31, 1994 reflects this change.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are value at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets or 10% of the Fund's assets taken at cost at the time of the borrowing, whichever amount is less. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the year ended July 31, 1995.

(3) Distributions

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year. A long-term capital gain distribution of $.0926 per share, declared and paid in September 1995, is not reflected in the accompanying financial statements.

(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the year ended July 31, 1995 were $75,748 and $30,316, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1995 was $30,537 and $2,348, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .60% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1995 was $21.

(6) Financial highlights

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      Ten-Month        Four-Month
                                Year Ended           Period Ended     Period Ended
                                 July 31,              July 31,       September 30,
                                  1995                  1994              1993**
                                  ----                  ----              ----

Net asset value at beginning of
        period                 $  10.36               $  10.23         $    10.00
Net investment income               .24(b)                 .17(b)             .03
Net realized and unrealized gain   1.81                    .16                .20
Distributions from net
         investment income         (.23)                  (.18)               -
Distributions of realized capital
                    gains          (.11)                  (.02)               -
                               ---------              ---------        ----------

Net asset value at end of
                     period    $  12.07              $    10.36        $    10.23
                               ========              ==========        ==========

Total return (%) *                20.30                    3.28              2.30
Net assets at end of period    $208,490              $  134,622        $   69,606
Ratio of expenses to average
           net assets (%)          1.01                    1.12(a)           1.63(a)
Ratio of net investment income
     to average net assets (%)     2.21                    1.95(a)           1.87(a)
Portfolio turnover (%)            19.45                   13.90              10.68

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b)  Calculated using weighted average shares.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.

** Fund commence operations June 1, 1993.